UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2024

TMC THE METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-39281	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Howe Street, 10th Floor Vancouver, British Columbia	V6C 2T5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 631-3115

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
TMC Common Shares without par value	TMC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one TMC Common Share, each at an exercise price of $11.50 per share	TMCWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On March 25, 2024, TMC the metals company Inc. (the “Company”) issued a press release announcing its results for the fourth quarter and full year ended December 31, 2023 and providing a business update. A copy of the press release is furnished as Exhibit 99.1 hereto. In addition, the Company will hold a conference call on March 25, 2024 at 4:30 p.m. EDT to discuss these results and the business update.

The information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)            On March 22, 2024, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of the Company and the Board, after discussions with Ernst & Young LLP, the Company’s independent registered public accounting firm, and the Company’s legal advisors, concluded that the Company’s previously issued financial statements (i) for the three months ended March 31, 2023 contained in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 as filed with the Securities and Exchange Commission (the “SEC”) on May 11, 2023, (ii) the six months ended June 30, 2023 contained in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 as filed with SEC on August 14, 2023 and (iii) the nine months ended September 30, 2023 contained in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 as filed with SEC on November 9, 2023 (the “Previous Financial Statements”) should be restated and, accordingly, should no longer be relied upon.

In February 2023, the Company and its wholly-owned subsidiary, Nauru Ocean Resources Inc. (“NORI”), entered into a strategic partnership with Low Carbon Royalties Inc. (“LCR”), a private corporation formed under the laws of British Columbia, Canada to finance low carbon emitting energy production and technologies (natural gas, nuclear, renewables), transition metals and minerals required for energy storage and electrification (Cu, Li, Ni, Co, Mn), and the evolving environmental markets. The Company agreed with LCR to a purchase and sale agreement whereby LCR acquired a 2.0% gross overriding royalty on our NORI project area in the Clarion Clipperton Zone of the Pacific Ocean (“NORI Royalty”). In consideration for the NORI Royalty, the Company received $5,000,000 cash and an initial 35.0% equity interest in LCR.

As will be disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 expected to be filed with the SEC on March 25, 2024 (the “2023 Annual Report”) – see Note 22, Quarterly Financial Data (Unaudited) Restatement of Previously Issued Financial Statements, to the audited consolidated financial statements included in the 2023 Annual Report when available - and as will be discussed on the Company’s conference call for the fourth quarter and full year ended December 31, 2023 to be held on March 25, 2024, the right to royalty payments underlying the NORI asset (sale of future revenue) amounting to $14 million was considered as the transfer (sale) of a non-financial asset in the Previous Financial Statements. In preparing the Previous Financial Statements, the Company derecognized the capitalized exploration contract related to the NORI project amounting to $0.25 million and recorded the remaining value of the non-financial asset received amounting to $13.75 million as a gain on disposition. In connection with the preparation of the financial statements for the year ended December 31, 2023 and a re-evaluation of Accounting Standards Codification 470, Debt (“ASC 470”), by the Company, the Company concluded that the sale of future revenue falls within the scope of ASC 470 and, as a result, the Company re-evaluated whether the offsetting entry to the proceeds it received from LCR should be classified as debt or deferred income. As the transaction with LCR was considered an equity investment rather than a sale transaction, the sale of future revenue will be reclassified as Royalty liability, as per ASC 470, in the Company’s 2023 financial statements for the year ended December 31, 2023 to be included in the 2023 Annual Report. Factors that also influenced this reclassification included the Company’s continued significant involvement in generating future cash flows from operations and the fact that the earnings process implied in this transaction had not been completed. As a result, the Company will restate the Previous Financial Statements in the 2023 Annual Report.

•	This error had no impact on the Company’s annual audited financial statements as of December 31, 2023 to be included in the 2023 Annual Report.

•	This error had no impact on the consolidated statements of loss and comprehensive loss for the three-month period ended June 30, 2023 and the three month period ended September 30, 2023.

•	The error and restatement of the 2023 quarterly financial statements does not impact the Company’s reported cash position in any of the previously reported periods or as of December 31, 2023.

The following tables present a reconciliation of the Company’s unaudited condensed consolidated financial information as originally reported in the Previous Financial Statements to the as restated amounts as of and for the three months ended March 31, 2023, six months ended June 30, 2023 and nine months ended September 30, 2023. The restatements will be reflected in the comparative financial statements included in the Company’s future filings of its 2024 unaudited condensed consolidated financial statements within the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024, respectively.

The tables below set forth the unaudited condensed consolidated balance sheet information, the unaudited condensed statements of loss and comprehensive loss and the unaudited condensed consolidated statements of cash flows including the amounts as reported, adjustments and the amounts as restated (in thousands, except per share amounts):

Condensed Consolidated Balance Sheet Information

	As at March 31, 2023			As at June 30, 2023			As at September 30, 2023
	As Previously Reported	Restatement Adjustments	As Restated	As Previously Reported	Restatement Adjustments	As Restated	As Previously Reported	Restatement Adjustments	As Restated
ASSETS
Current
Cash	$28,390		$28,390	$20,006		$20,006	$22,548		$22,548
Receivables and prepayments	3,230		3,230	1,637		1,637	5,325		5,325
	31,620	-	31,620	21,643	-	21,643	27,873	-	27,873
Non-current
Exploration contracts	42,900	250	43,150	42,900	250	43,150	42,900	250	43,150
Equipment	1,997		1,997	1,970		1,970	2,078		2,078
Right-of-use asset	-		-			-	6,198		6,198
Investment	8,781		8,781	8,644		8,644	8,525		8,525
	53,678	250	53,928	53,514	250	53,764	59,701	250	59,951

TOTAL ASSETS	$85,298	$250	$85,548	$75,157	$250	$75,407	$87,574	$250	$87,824

LIABILITIES
Current
Accounts payable and accrued liabilities	17,544		17,544	18,113		18,113	19,344		19,344
	17,544	-	17,544	18,113	-	18,113	19,344	-	19,344
Non-current
Deferred tax liability	10,675		10,675	10,675		10,675	10,675		10,675
Royalty Liability	-	14,000	14,000		14,000	14,000		14,000	14,000
Warrants liability	1,528		1,528	2,314		2,314	2,197		2,197
TOTAL LIABILITIES	$29,747	$14,000	$43,747	$31,102	$14,000	$45,102	$32,216	$14,000	$46,216

EQUITY
Common shares (unlimited shares, no par value)	345,090		345,090	345,775		345,775	434,099		434,099
Special Shares	-		-	-		-	-		-
Additional paid in capital	186,796		186,796	188,722		188,722	124,168		124,168
Accumulated other comprehensive loss	(1,216)		(1,216)	(1,216)		(1,216)	(1,216)		(1,216)
Deficit	(475,119)	(13,750)	(488,869)	(489,226)	(13,750)	(502,976)	(501,693)	(13,750)	(515,443)
TOTAL EQUITY	$55,551	(13,750)	$41,801	$44,055	(13,750)	$30,305	$55,358	(13,750)	$41,608

TOTAL LIABILITIES AND EQUITY	$85,298	$250	$85,548	$75,157	$250	$75,407	$87,574	$250	$87,824

Condensed Consolidated Statements of Loss and Comprehensive Loss

	For three months period ended March 31, 2023			For six months period ended June 30, 2023			For nine months period ended September 30, 2023
	As Previously Reported	Restatement Adjustments	As Restated	As Previously Reported	Restatement Adjustments	As Restated	As Previously Reported	Restatement Adjustments	As Restated
Operating expenses
Exploration and evaluation expenses	$7,169		$7,169	$15,267		$15,267	$23,172		$23,172
General and administrative expenses	6,214		6,214	11,345		11,345	15,958		15,958
Operating loss	13,383		13,383	26,612		26,612	39,130		39,130

Other items
Equity-accounted investment loss	219		219	356		356	475		475
Gain on disposition of asset	(13,750)	13,750	0	(13,750)	13,750	0	(13,750)	13,750	0
Change in fair value of warrants liability	544		544	1,331		1,331	1,214		1,214
Foreign exchange loss	29		29	52		52	66		66
Interest income	(454)		(454)	(773)		(773)	(1092)		(1092)
Fees and interest on credit facility	27		27	277		277	529		529

Loss and comprehensive loss for the year, before tax	$(2)	$13,750	$13,748	$14,105	$13,750	$27,855	$26,572	$13,750	$40,322

Tax expense

Loss (gain) and comprehensive loss (gain) for the period, after tax	$(2)	$13,750	$13,748	$14,105	$13,750	$27,855	$26,572	$13,750	$40,322

Loss per share
- basic and diluted	-	$0.05	$0.05	$0.05	$0.05	$0.10	$0.09	$0.05	$0.14

Weighted average number of Common Shares outstanding – basic	272,029,603	272,029,603	272,029,603	276,702,050	276,702,050	276,702,050	282,745,892	282,745,892	282,745,892
Weighted average number of Common Shares outstanding – diluted	300,376,133	272,029,603	272,029,603	276,702,050	276,702,050	276,702,050	282,745,892	282,745,892	282,745,892

Condensed Consolidated Statements of Cash Flows

	For three months period ended March 31, 2023			For six months period ended June 30, 2023			For nine months period ended September 30, 2023
	As Previously Reported	Restatement Adjustments	As Restated	As Previously Reported	Restatement Adjustments	As Restated	As Previously Reported	Restatement Adjustments	As Restated
Operating activities
Gain/(Loss) for the period	2	(13,750)	(13,748)	(14,105)	(13,750)	(27,855)	(26,572)	(13,750)	(40,322)
Items not affecting cash:
Amortization	88		88	175		175	262		262
Lease expense	-		-			-	318		318
Expenses settled with share-based payments	1,775		1,775	4,307		4,307	6,839		6,839
Expenses to be settled with share-based payments	15		15			0			0
Equity-accounted investment loss	219		219	356		356	475		475
Gain on disposition of asset	(13,750)	13,750	-	(13,750)	13,750	-	(13,750)	13,750	-
Change in fair value of warrants liability	545		545	1,331		1,331	1,214		1,214
Vesting of Allseas Warrant	-		-			-			-
Unrealized foreign exchange movement	(20)		(20)	(17)		(17)	(24)		(24)
Changes in working capital:
Receivables and prepayments	(469)		(469)	1,123		1,123	(2,364)		(2,364)
Accounts payable and accrued liabilities	(11,877)		(11,877)	(11,277)		(11,277)	(10,757)		(10,757)
Net cash used in operating activities	(23,472)	-	(23,472)	(31,857)	-	(31,857)	(44,359)	-	(44,359)

Investing activities
Cash received from investment in Low Carbon Royalties	5,000	(5,000)	-	5,000	(5,000)	-	5,000	(5,000)	-
Acquisition of equipment	-		-	(75)		(75)	(175)		(175)
Net cash provided by (used in) investing activities	5,000	(5,000)	-	4,925	(5,000)	-75	4,825	(5,000)	-175

Financing activities
Proceeds from Low Carbon Royalties investment	-	5,000	5,000		5,000	5,000		5,000	5,000
Proceeds from Registered Direct Offering	-		-			-	15,723		15,723
Expenses paid for Registered Direct Offering	-		-			-	(779)		(779)
Proceeds from PIPE financing	-		-			-			-
Expenses paid for PIPE financing	-		-			-			-
Proceeds from employee stock plan	-		-	49		49	49		49
Proceeds from exercise of stock options	-		-			-	77		77
Proceeds from exercise of warrants by Allseas	-		-			-	116		116
Proceeds from issuance of shares	-		-	30		30	30		30
Taxes withheld and paid on share-based compensation	-		-			-
Net cash provided by financing activities	-	5,000	5,000	79	5,000	5,079	15,216	5,000	20,216

Decrease in cash	(18,472)		(18,472)	(26,853)		(26,853)	(24,318)		(24,318)
Impact of exchange rate changes on cash	20		20	17		17	24		24
Cash - beginning of period	46,842		46,842	46,842		46,842	46,842		46,842
Cash - end of period	28,390		28,390	20,006		20,006	22,548		22,548

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Current Report on Form 8-K, this Current Report on Form 8-K contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the 2023 Annual Report, when available, regarding these risks and uncertainties.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 25, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMC THE METALS COMPANY INC.

Date: March 25, 2024	By:	/s/ Craig Shesky
	Name:	Craig Shesky
	Title:	Chief Financial Officer